EXHIBIT 99.1

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR2
Mortgage Loans
Preliminary Collateral Information As of January 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$3,320,693,849	$11,175	$2,479,094
Average Scheduled Principal Balance	$533,702
Number of Mortgage Loans	6,222

Weighted Average Gross Coupon	4.200%	3.193%	5.403%
Weighted Average FICO Score	689	580	816
Weighted Average Combined Original LTV	71.13%	11.49%	95.00%

Weighted Average Original Term	365 months	180 months	480 months
Weighted Average Stated Remaining Term	363 months	176 months	479 months
Weighted Average Seasoning	2 months	1 months	4 months

Weighted Average Gross Margin	2.427%	1.420%	3.630%
Weighted Average Minimum Interest Rate	2.427%	1.420%	3.630%
Weighted Average Maximum Interest Rate	9.983%	9.700%	13.600%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	124%	110	125
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Sep 1 2019	Dec 1 2044
Maximum Zip Code Concentration	0.69%	92679 (Trabuco, CA)

ARM	100.00%

Negam MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	52.61%
Prepay Penalty: 36 months	30.10%
Prepay Penalty: 0 months	17.28%
Prepay Penalty: 30 months	0.02%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

First Lien	100.00%

Reduced Documentation	86.38%
Full Documentation	13.62%

Cash Out Refinance	52.89%
Purchase	32.82%
Rate/Term Refinance	14.28%

Single Family	87.49%
Condominium	8.25%
Two-Four Family	3.32%
Cooperative	0.92%
Townhouse	0.01%

Primary	93.09%
Second Home	4.03%
Investor	2.88%

Top 5 States:
California	57.70%
Florida	6.46%
New York	5.94%
Connecticut	3.39%
New Jersey	3.38%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	50	2,032,284.18	0.06%	4.664	365	76.09	694
50,000.01 - 100,000.00	196	15,323,898.14	0.46%	4.454	359	70.10	667
100,000.01 - 150,000.00	348	44,634,465.95	1.34%	4.342	362	73.16	663
150,000.01 - 200,000.00	445	78,621,628.48	2.37%	4.300	360	73.33	657
200,000.01 - 250,000.00	421	95,240,440.55	2.87%	4.268	362	73.55	660
250,000.01 - 300,000.00	432	119,328,843.95	3.59%	4.262	361	73.26	668
300,000.01 - 350,000.00	360	117,552,776.42	3.54%	4.240	361	74.49	663
350,000.01 - 400,000.00	556	210,112,741.46	6.33%	4.219	362	72.80	672
400,000.01 - 450,000.00	501	213,225,665.04	6.42%	4.202	363	72.34	673
450,000.01 - 500,000.00	391	186,338,324.81	5.61%	4.208	363	71.64	674
500,000.01 - 550,000.00	295	154,572,140.35	4.65%	4.210	361	73.67	673
550,000.01 - 600,000.00	244	140,839,272.95	4.24%	4.188	361	72.78	674
600,000.01 - 650,000.00	246	155,729,858.46	4.69%	4.164	362	71.46	669
650,000.01 - 700,000.00	114	77,474,430.29	2.33%	4.205	365	69.23	673
700,000.01 - 750,000.00	92	67,042,006.37	2.02%	4.220	361	68.96	666
750,000.01 - 800,000.00	247	192,477,615.24	5.80%	4.137	363	72.34	706
800,000.01 - 850,000.00	166	137,686,313.89	4.15%	4.184	363	70.99	700
850,000.01 - 900,000.00	204	179,460,089.67	5.40%	4.151	363	72.52	711
900,000.01 - 950,000.00	132	122,265,162.57	3.68%	4.174	365	70.75	704
950,000.01 - 1,000,000.00	225	221,609,482.76	6.67%	4.162	364	68.57	705
1,000,000.01+	557	789,126,407.23	23.76%	4.196	363	68.52	713
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	3	1,301,902.71	0.04%	3.261	358	71.89	675
3.500 - 3.999	758	458,430,314.85	13.81%	3.926	359	70.53	695
4.000 - 4.499	4,963	2,688,155,955.54	80.95%	4.215	364	71.05	688
4.500 - 4.999	485	165,319,975.87	4.98%	4.688	359	73.87	699
5.000 - 5.499	13	7,485,699.79	0.23%	5.065	357	78.29	680
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
580-599	202	66,742,028.47	2.01%	4.228	361	65.85	590
600-619	397	132,286,984.58	3.98%	4.228	362	65.56	612
620-639	1,003	396,433,639.76	11.94%	4.215	362	69.00	630
640-659	1,063	470,587,256.55	14.17%	4.215	363	70.59	649
660-679	972	532,172,996.80	16.03%	4.190	365	71.34	670
680-699	620	387,049,495.23	11.66%	4.213	363	71.81	689
700-719	518	333,932,833.38	10.06%	4.194	363	73.80	709
720-739	499	344,418,736.94	10.37%	4.196	360	72.13	729
740-759	408	285,274,339.75	8.59%	4.181	363	71.80	749
760-779	366	247,739,311.04	7.46%	4.194	366	72.34	769
780-799	156	113,512,401.51	3.42%	4.147	358	71.71	786
800+	18	10,543,824.75	0.32%	4.179	358	74.75	807
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	283	138,916,797.11	4.18%	4.146	370	40.61	677
50.00- 54.99	194	107,607,543.59	3.24%	4.168	363	52.30	668
55.00- 59.99	238	143,843,600.82	4.33%	4.190	363	57.58	671
60.00- 64.99	375	211,716,377.56	6.38%	4.188	367	62.57	672
65.00- 69.99	730	485,852,415.49	14.63%	4.177	362	67.34	692
70.00- 74.99	1,085	674,825,152.60	20.32%	4.198	363	71.74	689
75.00- 79.99	1,666	852,093,665.64	25.66%	4.214	361	75.98	690
80.00	1,316	623,769,771.17	18.78%	4.226	361	80.00	704
80.01- 84.99	18	3,728,879.58	0.11%	4.233	364	82.67	708
85.00- 89.99	33	8,773,380.58	0.26%	4.241	363	87.96	693
90.00- 94.99	85	19,405,568.33	0.58%	4.266	361	93.03	685
95.00- 99.99	199	50,160,696.29	1.51%	4.175	366	95.00	679
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	2	346,235.20	0.01%	4.174	177	66.73	675
360	6,004	3,189,391,389.36	96.05%	4.200	358	71.28	689
480	216	130,956,224.20	3.94%	4.218	478	67.65	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	2	346,235.20	0.01%	4.174	177	66.73	675
355-357	1,864	1,005,079,056.71	30.27%	4.241	357	71.80	694
358-360	4,140	2,184,312,332.65	65.78%	4.181	359	71.04	687
361+	216	130,956,224.20	3.94%	4.218	478	67.65	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	917	573,698,405.49	17.28%	3.999	362	71.53	697
Prepay Penalty: 12 months	2,917	1,747,100,662.14	52.61%	4.143	364	70.68	693
Prepay Penalty: 30 months	2	507,805.25	0.02%	4.373	357	72.89	632
Prepay Penalty: 36 months	2,386	999,386,975.88	30.10%	4.417	361	71.71	679
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	5,294	2,868,519,233.68	86.38%	4.197	363	70.28	687
Full Documentation	928	452,174,615.08	13.62%	4.219	362	76.55	704
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	3,470	1,756,346,940.61	52.89%	4.213	363	68.87	681
Purchase	1,800	1,089,992,243.89	32.82%	4.179	362	75.91	703
Rate/Term Refinance	952	474,354,664.26	14.28%	4.201	363	68.55	690
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	5,172	2,905,328,907.68	87.49%	4.192	363	70.84	689
Condominium	629	273,995,802.39	8.25%	4.211	363	73.86	689
Two-Four Family	338	110,207,384.73	3.32%	4.389	359	74.57	700
Cooperative	81	30,683,640.18	0.92%	4.203	368	62.63	710
Townhouse	2	478,113.78	0.01%	4.123	359	74.01	686
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	5,569	3,091,155,418.00	93.09%	4.187	363	71.14	688
Second Home	204	133,981,040.04	4.03%	4.175	360	69.75	709
Investor	449	95,557,390.72	2.88%	4.672	359	72.93	704
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	71	31,110,662.09	0.94%	4.175	359	72.12	696
California	3,103	1,916,077,057.01	57.70%	4.162	364	70.43	691
Colorado	192	93,137,491.06	2.80%	4.167	362	72.44	697
Connecticut	184	112,671,991.54	3.39%	4.237	360	70.36	690
Delaware	7	4,878,291.36	0.15%	4.418	358	72.71	717
District of Columbia	13	6,829,117.19	0.21%	4.263	358	68.59	674
Florida	522	214,569,341.30	6.46%	4.277	362	73.47	679
Georgia	52	29,028,109.33	0.87%	4.221	373	71.64	685
Idaho	3	1,699,920.11	0.05%	4.172	359	74.32	709
Illinois	194	76,618,781.68	2.31%	4.226	359	73.48	682
Indiana	16	4,680,505.45	0.14%	4.206	358	77.49	720
Kentucky	5	1,216,541.09	0.04%	4.416	385	78.27	736
Maryland	114	49,668,113.37	1.50%	4.272	360	70.91	675
Massachusetts	188	98,223,024.96	2.96%	4.244	361	70.83	692
Michigan	181	62,884,261.23	1.89%	4.354	359	73.79	685
Minnesota	69	27,806,060.14	0.84%	4.364	361	73.62	695
Missouri	11	3,038,164.80	0.09%	4.253	357	74.44	709
Nevada	91	42,959,642.39	1.29%	4.217	359	71.59	696
New Hampshire	11	2,854,047.86	0.09%	4.297	358	71.32	697
New Jersey	245	112,076,897.28	3.38%	4.206	361	72.25	676
New York	359	197,207,397.43	5.94%	4.290	359	69.81	692
North Carolina	14	11,661,843.67	0.35%	4.197	358	70.15	726
Ohio	67	14,041,699.37	0.42%	4.370	358	79.00	679
Oregon	37	14,438,654.25	0.43%	4.189	358	75.77	691
Pennsylvania	48	17,181,586.48	0.52%	4.263	358	72.95	670
Rhode Island	20	7,665,145.10	0.23%	4.258	358	71.61	682
South Carolina	13	5,516,928.71	0.17%	4.302	378	75.90	707
Texas	34	7,434,150.76	0.22%	4.255	358	80.69	683
Utah	30	7,921,807.39	0.24%	4.263	358	76.78	673
Virginia	148	71,917,423.56	2.17%	4.283	364	72.52	682
Washington	162	69,310,007.16	2.09%	4.204	359	71.28	685
Wisconsin	18	4,369,183.64	0.13%	4.305	358	72.75	669
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	431,469.33	0.01%	3.193	359	76.55	677
1.500 - 1.999	21	10,152,995.24	0.31%	3.626	357	56.91	722
2.000 - 2.499	3,651	2,224,552,362.12	66.99%	4.093	363	70.63	694
2.500 - 2.999	2,224	999,951,949.80	30.11%	4.391	362	72.25	679
3.000 - 3.499	322	85,135,427.62	2.56%	4.828	358	72.81	698
3.500 - 3.999	3	469,644.65	0.01%	5.390	357	80.00	663
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	431,469.33	0.01%	3.193	359	76.55	677
1.500 - 1.999	21	10,152,995.24	0.31%	3.626	357	56.91	722
2.000 - 2.499	3,651	2,224,552,362.12	66.99%	4.093	363	70.63	694
2.500 - 2.999	2,224	999,951,949.80	30.11%	4.391	362	72.25	679
3.000 - 3.499	322	85,135,427.62	2.56%	4.828	358	72.81	698
3.500 - 3.999	3	469,644.65	0.01%	5.390	357	80.00	663
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	5,429	2,924,260,868.70	88.06%	4.166	363	70.55	687
10.000 -10.499	758	380,318,501.29	11.45%	4.434	359	75.51	703
10.500 -10.999	32	15,439,112.25	0.46%	4.990	357	73.65	694
11.000 -11.499	1	598,649.02	0.02%	4.123	358	80.00	653
13.500 -13.999	2	76,717.50	0.00%	5.323	359	80.00	672
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	362	198,282,262.54	5.97%	4.288	359	69.79	692
125.000	5,860	3,122,411,586.22	94.03%	4.195	363	71.22	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

MI LTV <= 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	1	385,226.54	0.01%	4.123	359	75.00	704
No MI	5,886	3,238,240,097.44	99.99%	4.200	363	70.57	689
Total	5,887	3,238,625,323.98	100.00%	4.200	363	70.57	689

MI LTV > 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
GEMICO	11	3,108,318.40	3.79%	4.176	369	93.02	693
MGIC	1	369,543.37	0.45%	4.123	358	95.00	641
No MI	3	1,040,379.91	1.27%	4.182	359	82.12	720
PMI	170	41,839,938.44	50.98%	4.210	361	93.28	682
Radian	66	13,786,560.50	16.80%	4.296	364	93.47	688
Republic	28	7,548,303.53	9.20%	4.197	367	93.62	689
United Guaranty	56	14,375,480.63	17.52%	4.125	372	93.39	675
Total	335	82,068,524.78	100.00%	4.206	364	93.22	683

DELINQUENCY	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Current	6,215	3,317,225,499.63	99.90%	4.200	363	71.13	689
30 - 59 Days	7	3,468,349.13	0.10%	4.150	357	71.22	670
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689